EXHIBIT A

     The securities represented by this Certificate (including the Warrant Shares described below) have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities have been acquired for investment purposes only and not with a view to distribution, and may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for such securities under the Securities Act or unless in the opinion of counsel for the holder of this certificate such transaction is exempt from the registration requirements of the Securities Act.


                              Emerging Vision, Inc.

                        WARRANT CERTIFICATE AND AGREEMENT


                          Dated as of January 16, 2001


                        Warrants to Purchase Common Stock


     Emerging Vision, Inc., a New York corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Goldin Associates, L.L.C., a Delaware limited liability company "Goldin"), or registered assigns, is the registered owner of 850,126 warrants (each, a "Warrant" and, collectively, the "Warrants"), each of which will entitle the registered owner thereof at any time after the applicable Vesting Date to purchase one share, as adjusted from time to time as provided herein, of Common Stock (each such purchased share being a "Warrant Share" and all such shares being the "Warrant Shares"), at the exercise price of $ 0.01 per share (as adjusted from time to time as provided herein, the "Exercise Price") on or before January 16, 2008 (the "Expiration Date"), all subject to the following terms and conditions (including the termination provisions set forth in Section 16):


     SECTION 1. Certain Definitions. As used in this Warrant Certificate, the following terms have the respective meanings set forth below:

     "Affiliate" of any Person or entity means any other Person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such Person or entity, any member of the immediate family of such Person, or any officer, director, employee, agent or authorized representative of such entity.

     "Common Stock" shall mean shares of the common stock of the Company, par value $.01 per share.

     "Date of Exercise" of any Warrant shall mean the date on which the Company shall have received both: (i) the original of this Warrant Certificate, with the Form of Election to Purchase attached hereto appropriately filled in and duly signed; and (ii) payment of the Exercise Price in cash for such Warrant.

     "Divisions" shall mean the Sterling Optical, Insight Laser and Ambulatory Surgery Center divisions/subsidiaries of the Company.

     "EBITDA" shall mean, with respect to any Vesting Year, consolidated earnings before interest, taxes, depreciation and amortization of the Divisions for such Vesting Year, determined in accordance with GAAP, consistently applied with respect to such Vesting Year. EBITDA shall exclude (i) reversals of reserves (income) established in connection with the Company's discontinued operations; (ii) reversals of reserves (income) established in connection with allowances for doubtful accounts; (iii) non-cash charges related to equity securities (i.e. warrants and options); and (iv) non-cash gains (income) from sales of Company store assets to franchises.

     "Form of Assignment" shall mean the form of Assignment of Warrant attached to this Warrant Certificate.

     "Form of Election to Purchase" shall mean the form of Election to Purchase attached to this Warrant Certificate.

     "GAAP" shall mean generally  accepted  accounting  principles of the United
States set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and in statements by the Financial Accounting Standards Board or in such other statement by such other entity as may be approved by a significant segment of the accounting profession; and the requisite that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

     "Person" shall mean an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or any department or agency thereof or any other entity.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Vesting Date" shall have the meaning set forth in Section 4(a).

     "Vesting Year" shall mean each of the years ending December 31, 2001, December 31, 2002, December 31, 2003 and December 31, 2004.

     "Warrant Certificate" shall mean this Warrant Certificate and Agreement including all exhibits and attachments.


     SECTION 2. Registration. The Company shall register each Warrant upon records to be maintained by the Company for that purpose in the name of the record holder of such Warrant from time to time. Subject to the provisions of
Section 3 hereof, the Company may deem and treat the registered holder of each Warrant as the absolute owner thereof for the purpose of any exercise thereof, any distribution to the holder thereof and for all other purposes.


     SECTION 3. Transfers and Exchanges of Warrants and Warrant Shares.

     (a) Registration of Transfers and Exchanges. Subject to: (i) the provisions of the last sentence of Subsection 3(c) below; and (ii) the Company's prior receipt of an opinion of counsel (in form and substance reasonably satisfactory to it) indicating that such transfer is permitted under the Securities Act and/or any other applicable state securities laws, the Company shall register the transfer of any Warrants upon records to be maintained by the Company for that purpose upon surrender of the original of this Warrant Certificate, with the Form of Assignment attached hereto duly filled in and signed, to the Company at the office specified in or pursuant to Section 4(d). Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee and a new Warrant Certificate, in similar form, evidencing the remaining Warrants not so transferred, if any, shall be issued to the then registered holder thereof.

     (b) Warrants Exchangeable for Different Denominations. This Warrant Certificate is exchangeable, upon the surrender hereof by the holder hereof at the office of the Company specified in or pursuant to Section 4(d), for one or more new Warrant Certificates, each in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrant Certificates to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by said holder hereof at the time of such surrender.

     (c) Transferability. Subject to the first sentence of Section 3(a) above, the last sentence of this Section 3(c) and to restrictions contained in the Securities Act and any applicable state securities or "blue sky" laws, each Warrant represented by this Warrant Certificate is transferrable, in whole or in part, at the option of the holder hereof when this Warrant Certificate is surrendered, together with the Form of Assignment attached hereto duly filled in and signed, at the office of the Company specified in or pursuant to Section 4(d). Upon such surrender the Company shall issue new Warrant Certificate(s) pursuant to Section 3(a). Notwithstanding the foregoing, no Warrant may be transferred by Balfour, other than to its Affiliates, each of whom will be thereafter restricted (prohibited) from further transferring the same.

     SECTION 4. Vesting, Duration and Exercise of Warrants.

     (a)  Vesting  Requirements.   Notwithstanding   anything  to  the  contrary
contained herein, Warrants may be exercised only after they have vested. The Warrants shall vest as follows:

     (i) Warrants (the "Tranche A Warrants") to purchase 279,146 of Common Stock shall vest the first time the Divisions generate EBITDA of at least $1,000,000 for a Vesting Year;

     (ii) Warrants (the "Tranche B Warrants") to purchase 279,146 shares of Common Stock shall vest the first time the Divisions generate EBITDA of at least $2,000,000 for a Vesting Year;

     (iii) Warrants (the "Tranche C Warrants") to purchase 291,834 shares of Common Stock shall vest the first time the Divisions have generated EBITDA of at least $3,000,000 for a Vesting Year; and

     (iv) Any Warrants which have failed to vest as of the date of the Company filing, with the Securities and Exchange Commission, of its Annual Report on Form 10-K with respect to the Vesting Year ending December 31, 2004, shall be and become void and of no value.

     Warrants which vest as a result of achieving the applicable EBITDA target for a given Vesting Year shall be deemed to have vested as of the date of the Company's filing, with the Securities and Exchange Commission, of its Annual Report on Form 10-K for the Vesting Year in question (the "Vesting Date"). For the avoidance of doubt, each Tranche of Warrants may only vest one time and the aggregate number of Warrants hereunder shall not exceed the number set forth in the Preamble of this Warrant Certificate.

     (b) Exercise. Vested Warrants shall be exercisable by the registered holder thereof on any business day before 5:00 P.M., Eastern Standard Time, on the Expiration Date. At 5:00 P.M., Eastern Standard Time, on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

     (c) Subject to the provisions of this Warrant Certificate, including the vesting requirements of Section 4(a) and the adjustments to the number of Warran Shares issuable on the exercise of each Warrant and to the Exercise Price pursuant to Section 8, the holder of each Warrant on or prior to the Expiration Date shall have the right to purchase from the Company (and the Company shall be obligated to issue and sell to such holder of a Warrant) at the Exercise Price one fully paid Warrant Share which is non-assessable.

     (d) Upon surrender of this Warrant Certificate, with the Form of Election to Purchase duly filled in and signed, to the Company at its office at 1500 Hempstead Turnpike, East Meadow, New York 11554, (to the attention of each of its General Counsel and CFO) or at such other address as the Company may specify in writing to the then registered holder of the Warrants, and payment of the Exercise Price multiplied by the number of Warrant Shares then issuable upon exercise of the Warrants being exercised in lawful money of the United States of America, all as specified by the holder of this Warrant Certificate in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the registered holder of such Warrants, and in such name or names as such registered holder may designate, a certificate for the Warrant Shares issued upon such exercise of such Warrants. Any person so designated to be named therein shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of such Warrants.

     (e) The Warrants evidenced by this Warrant Certificate shall be exercisable, either as an entirety or for a portion thereof, from time to time after the applicable Vesting Date, for only the number of Warrants evidenced by this Warrant Certificate. If less than all of the Warrants evidenced by this Warrant Certificate are exercised at any time, the Company shall issue, at its expense, a new Warrant Certificate, in substantially the form of this Warrant Certificate, for the remaining number of Warrants evidenced by this Warrant Certificate.

     SECTION 5. Payment of Taxes. The Company will pay all transfer and stock issuance taxes attributable to the initial issuance, only, of the Warrants and the Warrant Shares or the initial issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares upon the exercise of Warrants, provided that the Company shall not be obligated to pay any taxes due or payable as a result of the transfer by the holder of any Warrants or Warrant Shares.

     SECTION 6. Mutilated or Missing Warrant Certificate. If this Warrant Certificate shall be mutilated, lost, stolen or destroyed, upon request by the registered holder of the Warrants the Company will issue, in exchange for and upon cancellation of the mutilated Warrant Certificate, or in substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate, in substantially the form of this Warrant Certificate, of like tenor and representing the equivalent number of Warrants, but, in the case of loss, theft or destruction, only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and, if requested by the Company, indemnity also satisfactory to it.

     SECTION 7. Reservation and Issuance of Warrant Shares. (a) The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of shares of Warrant Shares deliverable upon exercise of the Warrants. The Company will not, however, be required to cause any of the Warrant Shares to be listed (upon issuance or notice of issuance) on any stock exchanges.

     (b) Before  taking any action which could cause an  adjustment  pursuant to
Section 8 reducing the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will use its reasonable, good faith efforts to take any corporate action which may be necessary in order that the Company may validly and legally issue at the Exercise Price, as so adjusted, Warrant Shares that are fully paid and non-assessable.

     (c) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant Certificate, be (i) duly authorized, fully paid and nonassessable, (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests created by the Company, and (iii) subject only to the restrictions on transfer contained in the Securities Act, applicable state securities or "blue sky" laws and Section 3(c), freely transferrable.

     SECTION 8. Adjustments of Exercise Price and Number of Warrant Shares Deliverable

     8.1 The number of Warrant Shares purchaseable upon the exercise of this Warrant and the Exercise Price with respect to such Warrant Shares shall be subject to adjustment as follows:

     (a) In case the Company shall: (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock; (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise; or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the number and/or nature of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

     (b) In case of any reclassification, capital reorganization or change in the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 8.1(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder, so that the holder shall have the right, at any time prior to the Expiration Date of the Warrants, to purchase, at a total price equal to that payable upon the exercise of this Warrant Certificate, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the holder immediately prior to such reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interests of the holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon the exercise hereof, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided the aggregate purchase price shall remain the same. Any adjustment made pursuant to this paragraph (b) shall become effective retroactively as of the record date of such event.

     (c) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 8.1, the Exercise Price with respect to the Warrant Shares shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

     (d) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

     8.2 No adjustment in the number of Warrant Shares purchasable under this Warrant, or in the Exercise Price with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of this Warrant, or in the Exercise Price thereof; provided, however, that any adjustments which, by reason of this Section 8.2, are not required to be made, shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Exercise Price thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be.

     SECTION 9. No Stock Rights. No holder of this Warrant Certificate, as such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Exercise of any Warrants shall have occurred.

     SECTION 10. Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of Warrants or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall pay to the then holder of this Warrant Certificate (as of the Date of Exercise) an amount in cash equal to the same fraction of the fair market value of the shares of Common Stock calculated with respect to such Date of Exercise.

     SECTION 11. Notices. All notices, requests, demands and other communications relating to this Warrant Certificate shall be in writing, and shall be forwarded by first class mail, return receipt requested, postage prepaid, or by personal delivery (including deliveries by express, overnight courier service) addressed: (a) if to the registered owner hereof, to it at the address furnished by the registered owner to the Company; and (b) if to the Company, to it at 1500 Hempstead Turnpike, East Meadow, New York 11554, Attention: Secretary of the Company (with a copy to be simultaneously forwarded to the attention of the Company's General Counsel) or to such other address as any party shall notify the other party in writing, and shall be effective, in the case of written notice by mail, three days after placement into the mails (first class, postage prepaid), and in the case of personal delivery, on the same day as receipt is confirmed.

     SECTION 12. Binding Effect. This Warrant Certificate shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, the registered holder or holders from time to time of the Warrants and the Warrant Shares.

     SECTION 13. Survival of Rights and Duties. This Warrant Certificate shall terminate and be of no further force and effect on the earlier of 5:00 P.M., Eastern Standard Time, on the Expiration Date or the date on which all of the Warrants have been exercised, except that the provisions of Section 3 shall continue in full force and effect after such termination date.

     SECTION 14. Governing Law. This Warrant Certificate shall be construed in accordance with and governed by the internal laws of the State of New York (i.e., without regard to its conflicts of law rules).

     SECTION 15. Counterparts. This Warrant Certificate may be executed in two or more counterparts which together shall constitute the same instrument.


     [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its officer thereunto duly authorized as of the date hereof.

                                      EMERGING VISION, INC.
                                      a New York corporation


                                      By:   /s/ George Papadopoulos
                                            -------------------------
                                            George D. Papadopoulos
                                            Senior Vice President and
                                            Chief Financial Officer



Accepted and agreed to this11th day of July, 2001.

GOLDIN ASSOCIATES, L.L.C.
a Delaware limited liability company


By:      /s/ Harrison J. Goldin
         ------------------------
Name:    Harrison J. Goldin
Title:   Member/Manager

                          FORM OF ELECTION TO PURCHASE


       (To Be Executed by the holder of Warrants if such holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)


To Emerging Vision, Inc.:

     The undersigned hereby irrevocably elects to exercise _____________ Warrants evidenced by the foregoing Warrant Certificate for, and to purchase thereunder, ___________________ full shares of Common Stock issuable upon exercise of said Warrants, hereby delivers to the Company a check, in the amount of $_________ (as provided for in the foregoing Warrant Certificate) and any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

     The undersigned requests that certificates for such shares be issued in the name of


                                                   PLEASE INSERT SOCIAL SECURITY
                                                    OR TAX IDENTIFICATION NUMBER


-------------------------------                   ------------------------------
(Please print name and address)                   ------------------------------



-----------------------------------------------------------------

     If said number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to


----------------------------------------------------------------
                        (Please print name and address)


-----------------------------------------------------------------

 Name of holder of Warrant (Print):      ------------------------

 (By:)                                   ------------------------

 (Title:)                                ------------------------


Dated:        , 20

                               FORM OF ASSIGNMENT



     FOR  VALUE  RECEIVED,   ___________________________________  hereby  sells,
assigns and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said Warrants:


Name of Assignee           Address                    Number of Warrants
--------------------      ---------------------      ---------------------------





     If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

                Name of  holder of Warrant (Print):
                                                      -----------------------


Dated: _________________, 20__

                                   EXHIBIT B
                                   ---------

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER, AND ARE RESTRICTED SECURITIES WITHIN THE MEANING OF, THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SECURITIES WILL NOT TRANSFER SUCH SECURITIES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE ISSUER THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

                                   EXHIBIT C



                    PIGGY-BACK REGISTRATION RIGHTS AGREEMENT

     This Piggy-Back Registration Rights Agreement (the "Agreement"), dated as of June 11, 2001, is entered into by and between EMERGING VISION, INC., a New York corporation (the "Company") and GOLDIN ASSOCIATES, LLC, a New York limited liability company (the "Investor").

                                    RECITALS

     A The Company is this day issuing to the Investor an aggregate of 418,719 shares (collectively, the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"); and

     B. It is a condition to the Company's issuance of the Shares to the Investor that the parties hereto enter into this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto do hereby agree as follows:

     Section 1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act;

     1.2 "Common Stock" means the Company's Common Stock, par value $.01 per share;

     1.3 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission issued thereunder, as they each may, from time to time, be in effect;

     1.4 "Qualified Secondary Public Offering" means the first underwritten public offering hereafter consummated by the Company with respect to shares of its Common Stock to be sold by the Company therein, all pursuant to an effective registration under the Securities Act;

     1.5 "Registrable Shares" means: (i) the Shares; and (ii) any other shares of Common Stock of the Company issued in respect of the Shares described in clause (i) above (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock that are Registrable Shares shall cease to be Registrable Shares (x) upon any sale thereof pursuant to a Registration Statement, Section 4(l) of the  Securities  Act or Rule 144 under  the  Securities  Act,  (y) when the
Investor is eligible to sell, transfer or otherwise convey all of such Investor's Registrable Shares pursuant to Rule 144 under the Securities Act in any 3 month period, or (z) upon any sale, in any manner, of any of the Registrable Shares by the Investor, to any other person or entity;

     1.6 "Registration Expenses" means the expenses described in Section 4 hereof;

     1.7 "Registration Statement" means a registration statement on Form S-1 filed by the Company with the Commission for a Qualified Secondary Public Offering of the Common Stock of the Company; and

     1.8 "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission issued thereunder, as they each may, from time to time, be in effect.

     Section 2. Piggy-Back Registration.

     2.1 Whenever the Company proposes to file (but without any obligation to do so) a Registration Statement in connection with a Qualified Secondary Public Offering of shares of its Common Stock, at any time and from time to time, it will, prior to such filing, give written notice to the Investor of its intention to do so and, upon the written request of the Investor given within 20 days after the Company provides such notice, the Company shall use its reasonable good faith efforts to cause all Registrable Shares (that the Company has been requested to register by the Investor) to be registered under the Securities Act to the extent necessary to permit their sale; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to the Investor.

     2.2 In connection with any Qualified  Secondary  Public Offering under this
Section 2, the Company shall not be required to include any Registrable Shares in such underwriting unless the Investor accepts the terms of the underwriting as agreed upon between the Company and the underwriter(s) selected by it, and then only in such quantity as will not, in the good faith opinion of the underwriter(s), jeopardize the success of the offering by the Company. If, in the opinion of the managing underwriter, the registration of all, or part of, the Registrable Shares that the Investor has requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, that the managing underwriter in good faith believes may be sold without causing such adverse effect.

     Section 3. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable, good faith efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

     3.1 include the Registrable Shares in the Registration Statement to be prepared and filed with the Commission and use its reasonable good faith efforts to cause that Registration

     Statement to become and remain effective for the earlier of 180 days or until the completion of the distribution; provided, however, that the Company shall have the right to postpone or withdraw any such registration, at any time, without obligation to the Investor;

     3.2 as soon as is reasonably possible, prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

     3.3 as soon as is reasonably possible, furnish to the Investor such reasonable numbers of copies of the Registration Statement, each amendment and supplement thereto, and the prospectus and preliminary prospectus (included as a part thereof), in conformity with the requirements of the Securities Act;

     3.4 as soon as is  reasonably  possible,  use its  reasonable,  good  faith efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Investor shall reasonably request; provided, however, that the Company shall not be required, in connection with this Section 3.4, to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

     3.5 enter into, with the managing underwriter(s) of such offering, and perform its obligations under, the underwriting agreement (to be entered into in connection therewith), in such form as shall be acceptable to the Company, in its sole and absolute discretion, it being understood that the Investor shall also be required to enter into and perform its obligations under such agreement;

     3.6 notify the Investor (at any time when a prospectus relating thereto is required to be delivered under the Securities Act) of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

     3.7 if the Company has delivered preliminary or final prospectuses to the Investor and, after having done so, the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Investor and, if requested, the Investor shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company; provided, however, that the Company shall thereafter provide the Investor with revised prospectuses in substitution thereof.

     Section 4. Allocation of Expenses. The Company will pay all Registration Expenses (as defined below) of the registration required of it pursuant to this Agreement . For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with its registration obligations under this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, only, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of the Investor's own counsel.

     Section 5. Indemnification and Contribution. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Investor (including any member, partner, officer or director of the Investor), each underwriter of such Registrable Shares, and each other person, if any, who controls the Investor or such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Investor, such underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus constituting a part of such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws in connection with the offering covered by such Registration Statement; and the Company will reimburse the Investor, such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by the Investor, such underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, promptly as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of the Investor, such underwriter or controlling person specifically for use in the preparation thereof, or to the extent that any such loss, claim, damage or liability arises out of the Investor's failure to deliver a copy of the prospectus or any amendment or supplement thereto.

     In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Investor will indemnify and hold harmless the Company, each of its directors and officers, each underwriter and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter, or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus constituting a part of such Registration
Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Investor will reimburse the Company for any legal or any other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action, promptly as such expenses are incurred, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Investor, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement.

     Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of this Section 5, in no case shall the Company be liable and responsible for any amount in excess of the net proceeds received by it in such Qualified Secondary Public Offering; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party or parties under this Section, notify such party or parties from whom such contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld; provided, however, that it shall not be unreasonable to withhold such consent if no release is granted in connection therewith or if such consent would constitute an admission of guilt.

     Section 6. Information by Holder. The Investor shall promptly furnish to the Company such information regarding it and the distribution proposed by it as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     Section 7. "Market Stand-Off" Agreement. The Investor, if requested by the Company and the managing underwriter of any such Qualified Secondary Public Offering, shall agree not to sell or otherwise transfer or dispose of any of its Registrable Shares (not included in any such Registration Statement) or other securities of the Company held by the Investor for a specified period of time determined by the Company and the underwriter (not to exceed 180 days) following the effective date of a Registration Statement.

     Section 8. Selection of Underwriter. The Company shall have the sole right to designate the managing underwriter in any underwritten offering.

     Section 9. Successors and Assigns. Except as provided in Section 10 hereof, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto.

     Section 10. Non-Trasnferability. This Agreement, and the rights and obligations of the Investor hereunder, may not be assigned by the Investor without the prior written consent of the Company, in its sole and absolute discretion..

Section 11.  Miscellaneous.


     11.1 Entire Agreement. This Agreement reflects and sets forth the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     11.2 Amendments and Waivers. This Agreement may not be amended except pursuant to a written agreement executed by each of the Company and the Investor.

     11.3 Governing Law. This Agreement shall be governed by and construed in accordance with, the internal laws of the State of New York (without reference to the choice of law or conflicts of law provisions thereof).

     11.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one business day after they have been sent to the recipient by reputable overnight courier service (charges prepaid) guaranteeing next business day delivery, or two business days after being sent by certified or registered mail, return receipt requested, postage prepaid. Such notices and other communications shall be addressed:

If to the Company, at

                           EMERGING VISION, INC.
                           1500 Hempstead Turnpike East Meadow, New York 11554
                           FAX: 516-390-2150
                           Attention: General Counsel

If to the Investor, at

                           GOLDIN ASSOCIATES, L.L.C.
                           400 Madison Avenue
                           New York, New York 10017
                           FAX: 212-888-2841
                           Attention: Harrison J. Goldin

     Either party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Either party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Section.

     11.5 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     11.6 Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                            COMPANY:
                                            EMERGING VISION, INC.
                                            By:    /s/ George Papadopoulos
                                                   -----------------------
                                            Name:  George Papadopoulos
                                            Title: CFO


                                            GOLDIN ASSOCIATES, L.L.C.
                                            By:    /s/ Harrison J. Goldin
                                                   ----------------------
                                            Name:  Harrison J. Goldin
                                            Title: Member/Manager